SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No.___)

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[x]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                                 VAN ECK FUNDS
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:

   -----------------------------------------------------------------------------

2) Aggregate number of securities to which transaction applies:

   -----------------------------------------------------------------------------

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

   -----------------------------------------------------------------------------

4) Proposed maximum aggregate value of transaction:

   -----------------------------------------------------------------------------

5) Total fee paid:

   -----------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

   ------------------------------------

2) Form, Schedule or Registration Statement No.:

   ------------------------------------

3) Filing Party:

   ------------------------------------

4) Date Filed:

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

[GRAPHIC OMITTED]

February XX, 1999



Dear Shareholder,

A special meeting of the shareholders of the Van Eck International Investors Gold Fund has been called to approve changes concerning the structure of the Fund, which we believe to be in your best interests.

These proposals broaden the investment parameters of the Fund in several ways (please see following pages for further detail on the proposed changes), which should provide the Fund with additional investment opportunities.

Attached are the Notice and Proxy Statement/Prospectus for a Special Meeting of Shareholders of the International Investors Gold Fund to be held on Thursday, April 15, 1999 for the purpose of considering the proposed Agreement. PLEASE READ THE PROXY STATEMENT/PROSPECTUS CAREFULLY. IT DISCUSSES THE PROPOSALS AS WELL AS THE REASONS WHY THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THE PROPOSALS.

Please take a moment now to sign and return the proxy card in the enclosed postage-paid envelope. Your prompt attention in this matter benefits all shareholders. Thank you.

Sincerely,



John C. van Eck
Chairman of the Board

                                  VAN ECK FUNDS
                        INTERNATIONAL INVESTORS GOLD FUND

                    99 PARK AVENUE, NEW YORK, NEW YORK 10016
                    (212) 687-5200 o TOLL FREE (800) 221-2220

               ---------------------------------------------------
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                 APRIL 15, 1999
               ---------------------------------------------------

         A SPECIAL MEETING OF SHAREHOLDERS OF VAN ECK FUNDS (the "Trust"), including its series, INTERNATIONAL INVESTORS GOLD FUND (the "Fund"), will be held at the offices of the Trust, 8th Floor, 99 Park Avenue, New York, New York on Thursday, April 15, 1999 at 3:00 P.M., New York Time, for the following purposes:

         1. To approve a change in the Fund's sub-classification from diversified to non-diversified and related changes to its investment restrictions;

         2. To approve an expansion of the commodities permitted to be purchased;

         3.       To approve a change the short term borrowing limitation;

         4. To approve a change that will eliminate the Fund's restriction on pledging assets.

         5. To approve a change that will permit the Fund to loan its portfolio securities; and

         6.       To approve a Distribution Plan for the Fund.


         Shareholders of record at the close of business on February 25, 1999 are entitled to notice of, and to vote at the Special Meeting.

                                          By order of the Board of Trustees,

                                          THOMAS H. ELWOOD,
                                          Secretary

February 25, 1999


     ----------------------------------------------------------------------
            WHETHER YOU EXPECT TO ATTEND THE SPECIAL MEETING OR NOT,
             PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD
                             AND RETURN IT PROMPTLY.
     ----------------------------------------------------------------------

                                  VAN ECK FUNDS
                    99 PARK AVENUE, NEW YORK, NEW YORK 10016
                    (212) 687-5200 o TOLL FREE (800) 221-2220

               ---------------------------------------------------
                                 PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS
                                 APRIL 15, 1999
               ---------------------------------------------------

     This Proxy Statement is furnished to shareholders of the International Investors Gold Fund, a series of the Van Eck Funds (the "Trust"), in connection with the solicitation by the Trust's Board of Trustees of proxies to be used at a Special Meeting of Shareholders of the Trust (the "Special Meeting") to be held at the offices of the Trust, 99 Park Avenue, 8th floor, New York, New York on Thursday, April 15, 1999 at 3:30 P.M., New York Time, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. The enclosed proxy can be revoked by notice in writing to the Trust at any time before it is exercised or by voting in person at the Special Meeting. The cost of soliciting proxies will be borne by the Fund. In addition to solicitation by mail, some of the officers of the Trust and/or employees of the Adviser, without extra remuneration, may conduct additional solicitation by telephone, telegraph and personal interview. This proxy soliciting material is being mailed to shareholders on or about March 15, 1999.

Only shareholders of record at the close of business on February 25, 1999 are entitled to notice of, and to vote at, the Special Meeting and at any adjournment(s) thereof.

Each proxy will be voted in accordance with the shareholder's instruction with respect to each of the proposals. If a signed proxy is returned with no instructions indicated, the proxy will be voted FOR all of the proposals. In the event there are not sufficient votes to approve the proposal at the time of the Special Meeting, the Special Meeting may be adjourned to permit further solicitations of proxies by the Trust, and the persons named in the enclosed proxy card will vote all shares for which they have voting authority in favor of such adjournment.

As of February 25, 1999, there were outstanding ______________ shares of beneficial interest of International Investors Gold Fund - Class A. Each full share is entitled to one full vote and each fractional share is entitled to a proportionate share of one vote. As of such date, the following persons were known to the Trust to own of record or beneficially more than 5% of the outstanding shares of the Fund:

         International Investors Gold Fund - Class A
         -------------------------------------------

A proxy that is properly executed by a client and returned to his or her broker, which holds Fund shares for the client in its own name, and that is accompanied by the client's instructions to withhold authority to vote with respect to the proposals, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on the particular matter with respect to which the broker or nominee does not have discretionary power). The shares represented thereby will be considered not to be present at the Special Meeting for purposes of determining the existence of a quorum for the transaction of business for that proposal and will be deemed not cast with respect to such proposal. Also, a properly executed and returned proxy marked with an abstention will be considered present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. However, abstentions and broker "non-votes" have the effect of a negative vote on matters which require approval by a requisite percentage of the outstanding shares.


REQUIRED VOTE

Approval of each proposal requires the vote of a majority of the outstanding shares of the Fund as defined in the Investment Company Act of 1940, as amended (the "Act"). This means an affirmative vote of the lesser of (1) more than 50% of the outstanding voting shares or (2) 67% or more of the shares of the Fund present at the Special Meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy.


                                 PROPOSAL NO. 1
              APPROVAL TO CHANGE THE FUND'S SUB-CLASSIFICATION FROM
            DIVERSIFIED TO NON-DIVERSIFIED AND RELATED CHANGES TO ITS
                            INVESTMENT RESTRICTIONS.

International Investors Gold Fund is currently classified under the Act as a diversified management investment company. Diversified management investment companies have two categories of investment. In the first category, 25% of the Fund's total assets are free from any investment restriction on percentage of ownership. In the second category, the remaining 75% of assets, the Fund is restricted to investing less than 5% of its assets in the securities of any one company and may not buy more than 10% of the voting shares of any class of shares of any company. The Fund, when it was originally offered to the public, had also further limited itself by adopting another fundamental policy which eliminated its ability to make use of the first category and, therefore, subjected its Fund's entire portfolios to the 5% limitation in any one issuer and to not more than 10% of the outstanding voting securities of any issuer.

Management  proposes  to  change  the   sub-classification   of  the  Fund  from
diversified to non-diversified and to eliminate the fundamental policies of the Fund that currently limit investments in any single issuer.

Management is requesting these changes due to the changes in the structure of the gold mining industry including: (1) consolidation and concentration in the gold industry, (15 companies now represent 80% of the capitalization of the gold mining industry); (2) historically low real gold prices; and (3) the limited trading volume of gold shares.

The number of senior gold companies (companies representing 80% of the total capitalization of the gold mining industry) has declined from 30 in 1995 to 15 due to mergers and acquisitions. Several of these 15 companies are deemed undesirable or considered low-level investments at any given time further limiting the pool of companies from which to select. Under the current restrictions, it is difficult to achieve a market weighting in senior gold producers and in producers which management believes will outperform the market. It is the Adviser's opinion that only 6 companies currently carry a sufficient degree of liquidity to allow large trades (>$1 million). Thus, the Adviser believes that it would be a more prudent investment strategy if the Fund were permitted to hold positions of 5% to 15% of total assets in certain companies. The current investment restrictions do not permit the Funds to use this strategy.

The Fund would still be subject to Sub-Chapter M of the IRS Code which requires the Fund at the close of each quarter (1) with respect to 50% of its total assets to have no greater than 5% of its assets in the securities of any one issuer and to own not more than 10% of the outstanding voting securities of such issuer; and (2) to have not more than 25% of total assets in the securities of any one issuer or two or more issuers which the Funds control.

If the proposed changes are approved, the Fund would be able to invest without limitation from time to time in the securities of any single issuer. As a result of investing in fewer issuers, changes in the financial or market conditions of a particular issuer could have a more substantial impact on the Fund and, therefore, the price volatility of the Fund can be expected to increase.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THIS PROPOSAL.

                                 PROPOSAL NO. 2
                   TO APPROVE AN EXPANSION OF THE COMMMODITIES
                            PERMITTED TO BE PURCHASED

Investment restrictions of the Fund prohibit investment in platinum and palladium. Management believes that the inclusion of a wider array of metals will provide greater options and diversification to the Fund.

Set forth below is the relevant investment restriction that will change if this proposal is approved, additions are underscored.

2. The two may not invest in real estate, commodity contracts or commodities (except that subject to the applicable state laws the Fund may invest up to 12.5% of the value of its total assets as of the date of investment in gold and silver coins which are legal tender in the country of issue and gold and silver bullion, PALLADIUM AND PLATINUM GROUP METALS BULLION.)

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THIS PROPOSAL.

                                 PROPOSAL NO. 3
                               TO APPROVE A CHANGE

Under the Act, open-end funds may borrow up to 33 1/3% of their total assets (50% of assets, including the amount borrowed) from a bank. The International Investors Gold Fund is currently limited to a maximum short term borrowing limitation of 10% of total assets valued at cost. Management has found this limitation to be a problem in managing the portfolio in a volatile marketplace. The Fund is unable to be fully invested due to the need to maintain cash balance for large redemptions. Management would like the flexibility to make such borrowings up to 50% of total assets. Although large-scale redemptions rarely occur (none in 1998) the ability to fund redemptions in short-term borrowings would greatly improve the ability of management to be fully invested when it chose to do so. In addition, it would provide greater flexibility to dispose of underlying securities to meet redemptions. During period which the Fund borrows, borrowing may increase volatility of the Fund and at time when the Fund engages in borrowing, its portfolio may increase or decrease more than would otherwise be the case. In addition, it would provide greater flexibility to dispose of underlying securities to meet redemptions. During period which the Fund borrows, borrowing may increase volatility of the Fund and at time when the Fund engages in borrowing, its portfolio may increase or decrease more than would otherwise be the case.

                                 PROPOSAL NO. 4
                 TO APPROVE A CHANGE THAT ELIMINATES THE FUND'S
                         RESTRICTION ON PLEDGING ASSETS

Currently, the Fund is subject to a fundamental investment restriction that prohibits the Fund from mortgaging, pledging or hypothecating more than 15% of the Fund's total assets. This restriction, which is not required by the Act, may impair the ability of the Fund to enter into advantageous borrowing arrangements. For this reason, management believes that it would be in the best interests of the Fund and its shareholders to eliminate the restriction.

As noted in Proposal 3 above, from time to time it may be desirable for the Fund to borrow money for temporary or emergency purposes. Such borrowings are often made available to by banks on either a secured or unsecured basis. In certain cases, the terms of such borrowing arrangements, including the interest rates and commitment fees charged by the lender, may be more advantageous to the Fund if the Fund agrees to pledge assets to secure the borrowing. As a practical matter, however, it may not be possible for the Fund to borrow on a secured basis unless the Fund is able to pledge all of its assets. For this reason, management believes that it would be in the best interests of the Fund to eliminate the Fund's restriction on pledging assets.

                                 PROPOSAL NO. 5
                TO APPROVE A CHANGE THAT WILL PERMIT THE FUND TO
                          LOAN ITS PORTFOLIO SECURITIES

The investment restrictions of the Fund prohibits loans of portfolio securities. Management believes that the opportunity to lend up to 50% of its portfolio securities is an advantage to the Fund and gives the Fund a low risk opportunity to enhance portfolio income.

In a securities loan transaction, the Fund would loan securities to a broker or other financial institution and would receive cash or high quality debt securities as collateral for the loan equal at all times to not less than the value of the loaned securities. The value of the loaned securities and the collateral would be marked to market daily and the borrower would be required to deliver additional collateral, if necessary, to maintain the required collateral coverage. During the term of the loan, the borrower would be required to make payments to the Fund equal to the amount of all dividends paid on the underlying loaned securities.

In cases where the cash is received as collateral, the cash would be invested in high quality money market instruments. The yield on these investment (not a specified amount to be paid back to the borrower) would be retained by the Fund and its lending agent as income on the transaction. The Fund would bear the risk of any losses incurred on the investment of such cash collateral.

In addition to the cash collateral investment risk, securities lending transactions involve the risk of a borrower default in returning a security on loan. In such an event, the Fund ( or its lending agent) would sell the collateral and use the proceeds to purchase the loaned securities in the open market. However, changes in the value of the loaned securities and/or the collateral could result in a loss to the Fund.

Finally, securities lending transactions involve operational risks associated with the timing of loan recalls and the settlement of underlying trades involving loaned securities. Management believes that securities lending transactions can be structured to minimize their risks and that the income derived from such transactions will benefit the Fund and its shareholders. For example, the Fund will only lend to borrowers that the Adviser has determined present minimal credit risk. In addition, the Fund (or its agent) will limit investment of cash collateral to high quality instruments. The Fund will also employ the services of an experienced lending agent to approve the lending activities. Finally, consistent with current regulatory restrictions, the Fund will not lend more than 50% of its assets at any time.

Set forth below is the relevant investment restriction that will change if this proposal is approved. Additions are underscored.

6. The Fund may not lend its funds or assets, except through the purchase of securities the Fund would otherwise be authorized to purchase, PROVIDED, HOWEVER, THAT THE FUND MAY LEND PORTFOLIO SECURITIES TO BROKER-DEALERS AND OTHER FINANCIAL INSTITUTIONS

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THIS PROPOSAL.

                                 PROPOSAL NO. 6
                   TO APPROVE A DISTRIBUTION PLAN FOR THE FUND

Each of the Van Eck Global Funds (other than the Fund and the U.S. Government Money Fund) is currently subject to a plan of distribution adopted under Rule 12b-1 of the Act (each a "Plan"). Each Plan permits a fund to make payments to finance distribution and shareholder servicing activities of the fund. Among other things, each fund uses its Plan to make payments of up to .25 of 1% per year i.e., 25 basis points) of the fund's assets to compensate brokers and other financial intermediaries for providing services to shareholders. These services include responding to shareholder inquiries about the fund, distributing reports and other materials about the fund to shareholders, placing orders for purchases and redemptions, and performing similar services.

Management believes that shareholders of the Fund benefit when the Fund maintains a stable or increasing asset base. For example, a stable asset base or net inflow of cash permits the Fund to meet redemption requests without disrupting the portfolio. A net inflow of cash permits the Fund to dispose of its assets, when necessary, in an orderly fashion at the most advantageous prices possible. This is particularly beneficial with respect to thinly traded securities or volatile markets. In addition, a growing asset base may cause the Fund's fixed expenses, on a per share basis, to decrease, thereby increasing the Fund's overall returns to shareholders.

Management believes that providing investors with shareholder services is necessary if the Fund is to attract and retain investors in the Fund and that such services are best performed by financial intermediaries that have ongoing relationships with shareholders. In addition, management believes that intermediaries require compensation as an incentive to proving these necessary services and that such compensation (in the amount of 25 basis points) is customary in the mutual fund industry. Accordingly, management believes that approval of the Plan, which is necessary under the Act if the Fund is to make these payments, is in the long-term best interests of shareholders.

In recommending that shareholders approve the Plan, management also considered the impact that the Plan would have on the total expense ratio of the Fund. In this regard, it was noted that, if the Plan had been in effect during 1997, the total operating expenses of the Fund would have increased from 147 basis points to 172 basis points of average net assets.

It was also noted that, after giving effect to this increase, the Fund's expense ratio of 172 basis points would have been below the median of all gold funds for such period, which was 188 basis points.

As required by the Act, the Plan may not become effective without prior shareholder approval. In addition, the Trustees (including a majority of the independent Trustees) must reapprove the Plan annually if the Plan is to continue in effect after the initial year. The Plan limits the maximum amount of any payments to 25 basis points and provides that the Trustees may not amend the plan to increase payments without shareholder approval. A copy of the Plan is attached to this proxy statement as Exhibit A.

Imposition of this fee would have increased the Total Fund Operating Expenses from 1.47% of assets to 1.72% in 1997. This would have placed the Fund in the second quartile of the non-proprietary gold fund universe, and below the median expense level for all gold funds in 1997 of 1.88%. A copy of the plan is attached as Exhibit A.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THIS PROPOSAL.

                    OTHER MATTERS TO COME BEFORE THE MEETING

The Trustees do not intend to present any other business at the Special Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Special Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

WHETHER OR NOT YOU PLAN TO ATTEND, IT WOULD BE APPRECIATED IF YOU WOULD FILL IN, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS NECESSARY IF IT IS MAILED IN THE CONTINENTAL UNITED STATES.

PROXY CARD                                                            PROXY CARD

                                  VAN ECK FUNDS
                        INTERNATIONAL INVESTORS GOLD FUND
                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 15, 1999

The undersigned shareholder of INTERNATIONAL INVESTORS GOLD FUND (the "Fund"), a series of VAN ECK FUNDS (the "Trust"), having received Notice of the Special Meeting of Shareholders of the Trust to be held on Thursday, April 15, 1999 and the Proxy Statement accompanying such Notice, hereby constitutes and appoints Jan van Eck and Derek van Eck and each of them, true and lawful attorneys or attorney for the undersigned, with several powers of substitution, for and in the name, place and stead of the undersigned, to attend and vote all shares of the Trust which the undersigned would be entitled to vote at the Meeting to be held at 99 Park Avenue, 8th Floor, New York, on Thursday, April 15, 1999, at
3:00 P.M., New York Time, and at any and all adjournments thereof, with all powers the undersigned would possess if personally present.


                                      Dated: _____________________, 1999


                                      ------------------------------------------
                                      Signature of Shareholder

                                      ------------------------------------------
                                      Signature of Co-Owner

                                      For joint accounts, all co-owners must sign. Executors, administrators, trustees, etc. should so indicate when signing.


            THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL.
         THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED BELOW
                 OR FOR THE PROPOSAL IF NO CHOICE IS INDICATED.

                                    PROPOSALS

1. To approve a change in the Fund sub-classification from diversified to non-diversified and related changes to their investment restrictions.

                FOR _________ AGAINST _________ ABSTAIN _________

2.     To  approve an expansion of the  commodities  permitted  to be purchased.

                FOR _________ AGAINST _________ ABSTAIN _________

3.     To approve a change to the short term borrowing limitation.

                FOR _________ AGAINST _________ ABSTAIN _________

4. To approve a change that will eliminate the Fund's restriction on pledging assets.

                FOR _________ AGAINST _________ ABSTAIN _________

5. To approve a change that will permit the Fund to loan its portfolio securities; and

                FOR _________ AGAINST _________ ABSTAIN _________

5.     To approve a Distribution Plan for the Fund.

                FOR _________ AGAINST _________ ABSTAIN _________

                          ----------------------------
                                   PROXY CARD
                          ----------------------------

     PLEASE MARK YOUR PROXY, DATE AND SIGN IT AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                                                       EXHIBIT A

                   PLAN OF DISTRIBUTION PURSUANT TO RULE 12b-1

         WHEREAS, VAN ECK FUNDS, an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts (hereinafter called the "Trust"), is engaged in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act");

         WHEREAS, the Trust is authorized to issue shares of beneficial interest, in separate series, with each such series representing the interests in a separate portfolio of securities and other assets (any series, currently existing or hereafter established by the Trust offering two or more classes of its shares adopting this plan, as set forth in Exhibit A hereto as it may be amended from time to time, being referred to hereafter, individually or collectively as the context may require, as "Series");

         WHEREAS, shares of beneficial interest of Series of the Trust may be divided into two or more classes;

         WHEREAS, the class of shares of a Series offered to the public at net asset value plus a sales charge equal to a specified percentage of the public offering price on the terms and conditions set forth in the Trust's then-current prospectus shall be designated as Class A shares (the "Shares");

         WHEREAS, Van Eck Securities Corporation (the "Underwriter") serves as principal underwriter of Shares of each Series pursuant to a written agreement;

         WHEREAS, the Trust hereby intends to act as a distributor of Shares in accordance with Rule 12b-1 under the Act, as it may from time to time be amended ("Rule 12b-1"), and desires to adopt a Plan of Distribution pursuant to such Rule on the terms and conditions as hereinafter set forth, in respect of the Shares (the "Plan");

         WHEREAS, the Trustees as a whole, and the Trustees who are not "interested persons" of the Trust (as defined in the Act) and who have no direct or indirect financial interest in the operation of the Plan and any agreements relating to it (the "Qualified Trustees"), having determined, in the exercise of their reasonable business judgment and in light of their fiduciary duties under state law and under Sections 36(a) and (b) of the Act, that there is a reasonable likelihood that the Plan will benefit the Series and the holders of the Shares of such Series, have approved the Plan by vote cast in person at a meeting called for the purpose of voting on the Plan and agreements related thereto; and

         WHEREAS, the shareholder of the Shares of the Series, has approved the Plan.

         NOW, THEREFORE, International Investors Gold Fund hereby adopts the Plan in accordance with Rule 12b-1:

Section 1.  DISTRIBUTION ACTIVITIES

         Subject to the supervision of the Trustees, the Trust or the Underwriter on behalf of the Trust for the compensation set forth herein may, directly or indirectly, engage in any activities primarily intended to result in the sale of Shares, which activities may include, but are not limited to, one or more of the following: (1) making payments to securities dealers and others engaged in the sale of Shares, including making payments of fees to the broker of record for servicing shareholder accounts ("Maintenance Fees"); (2) paying compensation to and expenses of personnel (including personnel of the
Underwriter and organizations with which the Trust or the Underwriter has entered into agreements pursuant to this Plan) who engage in or support distribution of Shares or who render shareholder support services, including but not limited to, office space and equipment, telephone facilities and expenses, answering routine inquiries regarding the Trust, processing shareholder transactions and providing such other shareholder services, other than those provided by the transfer agent and other agents of the Trust, as the Trust may reasonably request; (3) formulating and implementing marketing and promotional activities, including but not limited to direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (4) preparing, printing and distributing sales literature; (5) preparing, printing and distributing prospectuses of the Trust and reports for recipients other than existing shareholders of the Trust; and (6) obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable. The Underwriter on behalf of the Trust is authorized to engage in the activities listed above, and in any other activities primarily intended to result in the sale of Shares, either directly or through other persons with which the Trust or the Underwriter has entered into agreements pursuant to the Plan (all such activities hereafter "Distribution Activities"). The Underwriter is not obligated to perform all of the Distribution Activities enumerated above or maintain any level of services or expenditures, but shall in its sole discretion determine which Distribution Activities to engage in and the resources to be committed to such activities.

Section 2.  FEES, MAXIMUM EXPENDITURES

         (a) PAYMENT FOR DISTRIBUTION ACTIVITIES - The Trust is authorized to pay the Underwriter for the Distribution Activities performed under the Plan, a fee at the annual rate set forth in Exhibit A ("Annual Fee"). Such Series shall calculate daily amounts payable by it in respect of Shares hereunder and shall pay such amounts monthly or at such other intervals as the Trustees may determine.

         APPLICATION OF PROCEEDS - The excess of amounts received by the Underwriter under Section 2(a) hereof over amounts paid by it as Maintenance Fees to third parties which are not "affiliated persons" (as defined in the Act) of the Trust shall be applied toward reducing the Unrecouped Amounts.

         (c) Any Unrecouped Carry Forward Amounts under Section 2(a) attributable to a fiscal year of a Series shall be paid by the Trust in respect of Shares in a subsequent year within the limitations set forth herein. Expenditures made by one class under the Plan may not be used to subsidize the sale of shares of another class of a Series.

Section 3.  TERM AND TERMINATION

         (a) SERIES. The Plan shall become effective on May 1, 1999 with respect to the Series listed in Schedule A hereto.

         (b) ADDITIONAL SERIES. As additional Series are established, the Plan shall become effective with respect to each such Series listed in Exhibit A at the Annual Fee set forth in such Exhibit upon the initial public offering of such new Series, provided that the Plan has previously been approved for continuation, together with any related agreements, by votes of a majority of both (a) the Trustees of the Trust and (b) the Qualified Trustees of the Trust, cast in person at a meeting held before the initial public offering of such new Series and called for the purpose of voting on such approval.

         (c) CONTINUATION OF THE PLAN. The Plan and any related agreements shall continue in effect with respect to a Series for so long as such continuance is specifically approved at least annually by votes of a majority of both (a) the Trustees of the Trust and
(b) the Qualified Trustees, cast in person at a meeting called for the purpose of voting on this Plan and any related agreements.

         (d) TERMINATION OF THE PLAN. The Plan may be terminated at any time with respect to any Series by vote of a majority of the Qualified Trustees of the Trust, or by vote of a majority of the outstanding Shares of that Series. The Underwriter shall not be entitled to payments or reimbursement in respect of costs incurred in performing Distribution Activities which occur after termination of the Plan. However, the Underwriter shall be entitled to reimbursement of all Unrecouped Amounts and other costs properly incurred in respect of Shares prior to termination, and the Trust shall continue to make any required payments to the Underwriter pursuant to Section 2 subject to the Annual Limitation until such time as all such amounts have been reimbursed. The Plan may remain in effect with respect to a Series even if it has been terminated in accordance with this Section 3(d) with respect to one or more other Series.

Section 4.  AMENDMENTS

         The Plan may not be amended to increase materially the amount of distribution expenditures provided for in Section 2 hereof unless such amendment is approved by a vote of the majority of the outstanding voting securities of each of the affected classes of a Series and no material amendment to the Plan shall be made unless approved in the manner provided for annual continuation in
Section 3(c) hereof.

Section 5.  INDEPENDENT TRUSTEES

         While the Plan is in effect, the selection and nomination of Trustees who are not interested persons (as defined in the Act) of the Trust shall be committed to the discretion of the Trustees who are not interested persons.

Section 6.  QUARTERLY REPORTS; ANNUAL REPORTS

         The Treasurer of the Trust shall provide to the Trustees and the Trustees shall review, at least quarterly, a written report of the amounts expended for Distribution Activities and the purpose for which such expenditures were made. The Treasurer shall review, at least annually the revenues received and expenses incurred by the Underwriter pursuant to the Plan.

Section 7.  RECORDKEEPING

         The Trust shall preserve copies of the Plan and any related agreements and all reports made pursuant to Section 6 hereof, for a period of not less than six years from the date of the Plan, or the agreements and such report, as the case may be, the first two years in an easily accessible place.

Section 8.  LIMITATION OF LIABILITY

         The term "Van Eck Funds" means and refers to the Trustees from time to time serving under the Amended and Restated Master Trust Agreement dated February 6, 1992, as the same may subsequently thereto have been, or subsequently hereto may be, amended. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trust, personally, but bind only the assets and property of the Trust, as provided in the Amended and Restated Master Trust Agreement of the Trust. The execution and delivery of the Plan have been authorized by the Trustees of the Trust and signed by an authorized officer of the Trust, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Trust as provided in its Amended and Restated Master Trust Agreement.

         IN WITNESS WHEREOF, the Trust has executed this Plan of Distribution on the day and year set forth below in New York, New York.

Date:  May 1, 1999


                                      VAN ECK FUNDS


                                      -----------------------------
                                      President

ATTEST:


----------------------------
Secretary

                                  VAN ECK FUNDS
                      PLAN OF DISTRIBUTION PURSUANT TO RULE
                                 12b-1 (CLASS A)


                                    EXHIBIT A


Name of Series                     Maximum 12b-1 Fees/Annual Limitation
                                   (Annually as a % of average daily net assets)



International Investors Gold Fund-Class A         .25%